UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – APRIL 4, 2011

3POWER ENERGY GROUP INC.
(Exact name of Registrant as specified in its charter)

NEVADA	333-103647	98-0393197
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

100 Wall Street, 21st Floor
New York, NY 10005
(Address of principal executive offices)

011 44 203 318 2995
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other Events.

Notice of Special Meeting of Shareholders

On April 4, 2011, 3Power Energy Group Inc. (the “Company”) sent to its shareholders of record a Notice of a Special Meeting of Shareholders (the “Notice”).  The Notice is filed herewith as an exhibit hereto.  This Special Meeting is to be held on April 14, 2011 at 10:00AM Daylight Saving Time at the offices of the law firm of Wuersch & Gering LLP, located at 100 Wall Street, 21st Floor, New York, NY 10005.

The purpose of this Special Meeting is:

1.	To vote on the nomination of Mr. Durrant to the Company’s Board of Directors.
2.	To transact any other business that properly may come before the Special Meeting.

Mr. Toby Durrant has served as the Company’s Chief Investment Officer since January 26, 2011, and has served as the Company’s Acting Chief Executive Officer and Acting Chief Financial Officer since February 25, 2011.  Mr. Durrant is the founder and managing director of Liberton Worldwide Limited, a business consultancy based in the United Kingdom which advises cleantech companies on corporate strategy.  He has served in this position since 2010.  Previously, Mr. Durrant was employed from 2006-2009 by Hichens, Harrison & Co./Religare Capital Markets, a stockbrokerage and corporate advisory business.  He began advising the company on strategy before being made a Managing Director in 2007, where he was responsible for the international development of the business.  In 2008, Mr. Durrant was appointed Chief Executive Officer of Religare Capital Markets, after an acquisition and name change.  Between 2001 and 2006, Mr. Durrant was the co-founder and director of Square Mile Solutions Limited, a consultancy firm based in the City of London which advised and implemented new business strategies for financial institutions.

In connection with Mr. Durrant’s services as an officer, the Company has agreed to pay Mr. Durrant a base salary of $150,000 per year, plus stock options and bonuses based upon (i) the amount of capital Mr. Durrant is able to raise and (ii) certain milestones to be reached, in each case in amounts as to be mutually determined by the Company and Mr. Durrant.  At the present time, there is no written employment agreement between the Company and Mr. Durrant, however, the Company and Mr. Durrant anticipate entering into such an agreement at a later date.  The Company shall not pay Mr. Durrant any additional compensation in connection with his service as a director.

Only the shareholders of record as shown on the transfer books at the close of business on April 1, 2011 are entitled to notice of, and to vote at, the Special Meeting.  Shareholders may be present in person or by proxy.  The Company’s majority shareholder holds sufficient votes to assure the election of Mr. Durrant at the Special Meeting; therefore, neither management nor the Company are soliciting proxies.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit.

Exhibit 99.1	Notice of Special Meeting of Shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

3POWER ENERGY GROUP INC.

By:	/s/ Toby Durrant
	Name:	Toby Durrant
	Title:	Chief Investment Officer, Acting President and Acting Chief Financial Officer

Date:            April 4, 2011